Exhibit 99.6.5


                                POWER OF ATTORNEY
                                -----------------



           KNOW ALL MEN BY THESE PRESENTS THAT I, William R. Burns, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series, and Guaranteed Intermediate Series 1 and subsequent Series or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of June, 2003.



                              /s/ William R. Burns
                              ---------------------------------
                              William R. Burns



STATE OF FLORIDA     )
                     )  :
COUNTY OF ORANGE     )


           On this 30th day of June, 2003, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.



                               /s/ Constantine G. Nicholson
                               ---------------------------------
                               Notary Public

                               Commission #DD0117361
                               Expires 6/21/2006
                               Bonded through
                               Florida Notary Association, Inc.

                                POWER OF ATTORNEY
                                -----------------



           KNOW ALL MEN BY THESE PRESENTS THAT I, Donald J. Cristo, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series, and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of May, 2003.



                               /s/ Donald J. Cristo
                               ---------------------------------
                               Donald J. Cristo



STATE OF CONNECTICUT      )
                          )  :  AVON
COUNTY OF HARTFORD        )


           On this 20th day of May, 2003, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.



                               /s/ Soll Marc Goldenthal
                               ---------------------------------
                               Notary Public

                                POWER OF ATTORNEY
                                -----------------



           KNOW ALL MEN BY THESE PRESENTS THAT I, James W. Keim, Jr., a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series, and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2003.



                                /s/ James W. Keim
                                ---------------------------------
                                James W. Keim



STATE OF PENNSYLVANIA     )
                          )  :
COUNTY OF ERIE            )


           On this 21st day of May, 2003, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.



                                /s/ Nancy J. Sparks
                                --------------------------------
                                Notary Public

                                POWER OF ATTORNEY
                                -----------------



           KNOW ALL MEN BY THESE PRESENTS THAT I, Richard E. Ryall, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series, and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2003.



                                 /s/ Richard E. Ryall
                                 -------------------------------
                                 Richard E. Ryall



STATE OF MASSACHUSETTS    )
                          )  :
COUNTY OF HAMPDEN         )


           On this 21st day of May, 2003, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.



                                /s/ Ronald Loften
                                -------------------------------
                                Notary Public

                                Expires 6/30/06

                                POWER OF ATTORNEY
                                -----------------



           KNOW ALL MEN BY THESE PRESENTS THAT I, Christopher R. Wilkinson, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series, and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of June, 2002.



                               /s/ Christopher R. Wilkinson
                               -------------------------------
                               Christopher R. Wilkinson



STATE OF CONNECTICUT           )
                               )  :
COUNTY OF HARTFORD             )


           On this 10th day of June, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.



                               /s/ Donna Wojtyna
                               -------------------------------
                               Notary Public

                               Expires 5/31/06